SUPPLEMENT TO THE INSTITUTIONAL PROSPECTUS
OF ALLSPRING TAXABLE FIXED INCOME FUNDS
For the Allspring Ultra Short-Term Income Fund (the “Fund”)

The Fund’s Financial Highlight table in the section entitled “Financial Highlights” is hereby replaced with the following:

	Year ended August 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.59	$8.54	$8.46	$8.48	$8.49
Net investment income	0.09	0.19	0.20	0.15	0.12
Net realized and unrealized gains (losses) on investments	0.02	0.05	0.08	(0.02)	(0.01)
Total from investment operations	0.11	0.24	0.28	0.13	0.11
Distributions to shareholders from
Net investment income	(0.10)	(0.19)	(0.20)	(0.15)	(0.12)
Net asset value, end of period	$8.60	$8.59	$8.54	$8.46	$8.48
Total return	1.23%	2.83%	3.40%	1.59%	1.33%
Ratios to average net assets (annualized)
Gross expenses	0.33%	0.44%	0.47%	0.47%	0.46%
Net expenses	0.25%	0.32%	0.35%	0.35%	0.35%
Net investment income	1.03%	2.25%	2.41%	1.80%	1.43%
Supplemental data
Portfolio turnover rate	106%	68%	36%	55%	56%
Net assets, end of period (000s omitted)	$2,706,735	$1,004,777	$836,456	$744,844	$1,061,908

January 05, 2022	IFIT012/P1004SP